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NETsilicon, Inc.
INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

COMMON STOCK
CUSIP 64115X 10 5

COMMON STOCK

THIS IS TO CERTIFY THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01, OF NETsilicon, Inc. transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of The Commonwealth of Massachusetts and to the Restated Articles of Organization and By-Laws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.)
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

PRESIDENT, CHIEF EXECUTIVE OFFICER







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NETsilicon, Inc.
THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON REQUEST AND WITHOUT CHARGE THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -
TEN ENT -
JT TEN -

as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as tenants
in common

UNIF GIFT MIN ACT-D                      Custodian
                                                               (Cust)
(Minor)
                                         under Uniform Gifts to Minors
                                         Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                  hereby sell,
assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated,

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed:




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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


                        STATEMENT OF DIFFERENCES
                        ------------------------

The trademark symbol shall be expressed as ............................. 'TM'
The copyright symbol shall be expressed as.............................. 'c'


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